Exhibit 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 332-3990 fax: (617) 332-2261

FOR IMMEDIATE RELEASE

Contacts:
Timothy A. Bonang, Director of Investor Relations, or Katherine L. Johnston, Manager of Investor Relations
(617) 796-8222
www.hrpreit.com

HRPT PROPERTIES TRUST

ANNOUNCES NEW COMMON SHARE DIVIDEND RATE

AND A COMMON SHARE BUY BACK PROGRAM

Newton, MA (January 9, 2009):  HRPT Properties Trust (NYSE: HRP) today announced a new quarterly common share dividend rate of $0.12/share ($0.48/share per year).  HRP simultaneously announced that its Board of Trustees has authorized a common share buy back program for up to $100 million, which may be implemented from time to time during the next 12 months.

The next quarterly dividend of $0.12/share will be paid to holders of record of common shares on January 20, 2009 and it will be distributed on or about February 22, 2009.  The new quarterly dividend rate represents a reduction from the quarterly dividend rate of $0.21/share ($0.84/share per year) previously paid by HRP.  The new annualized dividend rate of $0.48 per share per year represents a 13% annual yield on yesterday’s NYSE closing price of HRP common shares ($3.69/share).

HRP determined to lower its historical common share dividend rate in part because it believes that its shareholders may be advantaged if some of its cash flow historically paid as dividends is used to repurchase common shares which are currently trading at historically very low prices.

HRP believes that the reduced dividend rate and share buy back program may also position HRP to take advantage of investment opportunities which HRP believes will become available to companies who retain financial flexibility during the current period of restricted capital availability.  As of September 30, 2008, HRP’s total debt represented only approximately 42% of HRP’s total book assets, before previously recognized depreciation.  This debt had a weighted average maturity of almost six years and HRP’s current debt maturities were not material in amount.  As of today, HRP has approximately $550 million of undrawn capacity under its $750 million revolving unsecured credit facility, and this facility does not mature until 2011, including a one year extension option which may be exercised by HRP upon payment of a fee.

The dividend rates payable on HRP’s Series B Preferred Shares, Series C Preferred Shares and Series D Convertible Preferred Shares are not affected by this announcement.

In connection with the buyback program, HRP intends to enter into a plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, to facilitate purchases of its common shares and to assist with HRP’s compliance with Rule 10b-18 under such Act.  A plan under Rule 10b5-1 allows a company to repurchase its common shares at times when it otherwise might be prevented from doing so under insider

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.  No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

trading laws.  A broker selected by HRP will have the authority under the plan to repurchase common shares on HRP’s behalf.  Purchases of common shares under the plan will be subject to specified parameters and certain price, volume and timing constraints.  Accordingly, there can be no assurance as to how many common shares will be purchased.  In addition, the plan may be suspended or discontinued at any time without prior notice.  HRP intends to use cash on hand and borrowings under its revolving unsecured credit facility to fund any repurchases.

HRPT Properties Trust is a real estate investment trust, or REIT, which primarily owns office and industrial properties located throughout the United States, and it is the largest owner of industrial lands in the state of Hawaii.  HRP is headquartered in Newton, MA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HRP’S PRESENT BELIEFS AND EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND HRP’S CONTROL.  FOR EXAMPLE:

•      THIS PRESS RELEASE STATES THAT HRP’S BOARD HAS AUTHORIZED A COMMON SHARE BUY BACK PROGRAM FOR UP TO $100 MILLION WHICH MAY BE IMPLEMENTED DURING THE NEXT 12 MONTHS AND THAT HRP INTENDS TO ENTER INTO A PLAN UNDER RULE 10B5-1 FOR THE PURCHASE OF ITS COMMON SHARES.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT HRP WILL REPURCHASE $100 MILLION OF ITS COMMON SHARES DURING THE NEXT 12 MONTHS.  IN FACT, HRP MAY PURCHASE LESS OR EVEN NO COMMON SHARES BECAUSE THE PRICE, VOLUME OR TIMING CONSTRAINTS AND OTHER PARAMETERS IN THE PLAN ARE NOT MET OR, AS TO COMMON SHARE PURCHASES NOT COVERED BY THE PLAN, BECAUSE HRP DETERMINES THE PURCHASE PRICES AVAILABLE TO IT ARE NOT ATTRACTIVE, BECAUSE OF LEGAL RESTRICTIONS WHICH MAY APPLY TO HRP’S PURCHASES OF ITS COMMON SHARES, BECAUSE ALTERNATIVE MORE ATTRACTIVE INVESTMENTS BECOME AVAILABLE TO HRP OR FOR VARIOUS OTHER REASONS.  ALSO, HRP MAY, IN ITS DISCRETION, DECIDE TO SUSPEND OR DISCONTINUE ITS RULE 10B5-1 PLAN AT ANY TIME OR, AS TO COMMON SHARES OUTSIDE OF THE PLAN, TO ACCELERATE OR DELAY PURCHASES, TO DISCONTINUE MAKING PURCHASES OR TO EXTEND THE PERIOD DURING WHICH PURCHASES MAY BE MADE.  THE STATEMENTS AND IMPLICATIONS IN THIS PRESS RELEASE ABOUT THE AMOUNT AND TIMING OF HRP’S PURCHASES OF ITS COMMON SHARES REPRESENT HRP’S PRESENT INTENTIONS ONLY AND THOSE INTENTIONS MAY CHANGE WITH OR WITHOUT FURTHER PUBLIC ANNOUNCEMENT.

•      THIS PRESS RELEASE STATES THAT HRP BELIEVES THAT ITS SHAREHOLDERS MAY BE ADVANTAGED IF SOME OF ITS CASH FLOW HISTORICALLY PAID AS DIVIDENDS IS USED TO REPURCHASE COMMON SHARES.  IMPLICATIONS OF THIS STATEMENT MAY BE THAT HRP BELIEVES THAT ITS COMMON SHARE PRICE OR ITS PER SHARE EARNINGS, ITS PER SHARE FUNDS FROM OPERATIONS OR ITS PER SHARE CASH AVAILABLE FOR DISTRIBUTION MAY INCREASE AS A RESULT OF HRP’S BUYING ITS

SHARES.  IN FACT, THERE CAN BE NO ASSURANCE THAT ANY OF THESE IMPLIED RESULTS WILL OCCUR.  THE TRADING PRICE OF HRP COMMON SHARES IS DETERMINED BY THE COMPARATIVE NUMBER OF BUYERS AND SELLERS DURING A TRADING PERIOD.  IF HRP BUYS ITS SHARES IT WILL BE A BUYER, BUT HRP CAN NOT CONTROL OR KNOW HOW MANY OTHER PERSONS MAY DECIDE TO BUY OR SELL ITS SHARES AT ANY TIME.  SIMILARLY, HRP’S EARNINGS, FUNDS FROM OPERATIONS AND CASH AVAILABLE FOR DISTRIBUTIONS PER SHARE WILL DEPEND UPON ITS OPERATING INCOME AND EXPENSES AS WELL AS THE NUMBER OF ITS COMMON SHARES OUTSTANDING.

•      THIS PRESS RELEASE STATES THAT HRP BELIEVES ITS ACTIONS ANNOUNCED TODAY MAY POSITION IT TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES.  THE IMPLICATION OF THIS STATEMENT IS THAT HRP WILL BE ABLE TO MAKE PROFITABLE LONG TERM INVESTMENTS IN THE CURRENT MARKET CONDITIONS.  IN FACT, MANY OF HRP’S COMPETITORS ARE ALSO TAKING ACTIONS TO POSITION THEMSELVES TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES.  IN ADDITION, MOST PROPERTY OWNERS ARE TAKING ACTIONS, OR TRYING TO TAKE ACTIONS, WHICH MAY PREVENT THEIR HAVING TO SELL ASSETS IN THE PRESENT MARKET CONDITIONS.  ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT HRP WILL BE ABLE TO MAKE PROFITABLE LONG TERM INVESTMENTS AT THIS TIME OR EVER.

•      THIS PRESS RELEASE STATES THAT HRP’S TOTAL DEBT REPRESENTED ONLY 42% OF ITS TOTAL ASSETS BEFORE PREVIOUSLY RECOGNIZED DEPRECIATION AS OF SEPTEMBER 30, 2008.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT HRP’S ASSETS HAVE NOT DECLINED IN VALUE SINCE THEY WERE ACQUIRED.  IN FACT, MOST OF HRP’S ASSETS ARE REAL ESTATE AND AT PRESENT THE MARKET VALUES OF MOST REAL ESTATE HAS DECLINED FROM HISTORICAL AMOUNTS.  ACCORDINGLY, HRP CAN PROVIDE NO ASSURANCES WITH REGARD TO THE VALUE OF ITS ASSETS, AND ESPECIALLY NO ASSURANCES REGARDING THE CURRENT VALUES OF ITS REAL ESTATE PROPERTIES.

•      THIS PRESS RELEASE STATES THAT THE AVERAGE MATURITY OF HRP’S DEBT WAS ALMOST SIX YEARS AS OF SEPTEMBER 30, 2008.  ALL OF HRP’S OUTSTANDING DEBT, INCLUDING HRP’S REVOLVING UNSECURED CREDIT FACILITY, CONTAINS VARIOUS COVENANTS, INCLUDING COVENANTS WHICH REQUIRE HRP TO MAINTAIN CERTAIN FINANCIAL RATIOS.  IF HRP’S FUTURE FINANCIAL PERFORMANCE IS WEAKER, OR IF THE CURRENT RECESSION IS LONGER OR HAS MORE ADVERSE FINANCIAL CONSEQUENCES THAN HRP CURRENTLY ANTICIPATES, HRP MAY BE UNABLE TO MAINTAIN ITS COMPLIANCE WITH THESE COVENANTS AND SOME OR ALL OF HRP’S DEBT MATURITIES MAY BE ACCELERATED.

•      THIS PRESS RELEASE STATES THAT HRP HAS APPROXIMATELY $550 MILLION OF UNDRAWN CAPACITY UNDER ITS $750 MILLION REVOLVING UNSECURED CREDIT FACILITY.  HRP’S ABILITY TO DRAW FUNDS UNDER THIS FACILITY IS CONDITIONED UPON HRP’S REMAINING IN COMPLIANCE WITH VARIOUS CONDITIONS AND COVENANTS IN THIS FACILITY.  ALTHOUGH HRP BELIEVES IT IS NOW IN COMPLIANCE WITH ALL OF THESE CONDITIONS AND COVENANTS, THERE CAN BE NO ASSURANCE THAT IT WILL REMAIN IN SUCH COMPLIANCE THROUGH THE TIME WHEN HRP DESIRES TO DRAW FUNDS UNDER THIS FACILITY.  ALSO, SEVERAL FINANCIAL INSTITUTIONS WHICH ARE LENDERS UNDER HRP’S CREDIT FACILITY HAVE

RECENTLY UNDERGONE CHANGES OF CONTROL OR EXPERIENCED FINANCIAL LOSSES.  IN THESE CIRCUMSTANCES, HRP DOES NOT KNOW IF ITS HISTORICAL LENDERS MAY BE WILLING OR ABLE TO PROVIDE FUNDS WHICH HRP REQUESTS, IF THESE HISTORICAL LENDERS WILL BE INTERESTED TO MAKE LOANS AVAILABLE TO HRP WHEN EXISTING COMMITMENTS EXPIRE OR ON WHAT TERMS LOANS MAY BE AVAILABLE TO HRP IN THE FUTURE.

•      THIS PRESS RELEASE STATES THAT HRP’S REVOLVING UNSECURED CREDIT FACILITY DOES NOT MATURE UNTIL 2011, INCLUDING A ONE YEAR EXTENSION OPTION WHICH MAY BE EXERCISED BY HRP UPON PAYMENT OF A FEE.  THE IMPLICATION OF THIS STATEMENT IS THAT HRP WILL EXERCISE ITS OPTION TO EXTEND THE MATURITY OF THIS CREDIT FACILITY FROM 2010 TO 2011.  IN FACT, HRP’S ABILITY TO EXERCISE ITS EXTENSION IS SUBJECT TO VARIOUS CONDITIONS BESIDES PAYMENT OF A FEE, AND ALTHOUGH HRP CURRENTLY BELIEVES IT IS IN COMPLIANCE WITH THESE OTHER CONDITIONS, THERE CAN BE NO ASSURANCE THAT IT WILL REMAIN IN COMPLIANCE AT THE TIME THE EXTENSION OPTION MAY BE EXERCISED.  ALSO, HRP MAY DECIDE NOT TO EXERCISE THIS EXTENSION OPTION BUT TO SEEK A NEW, LONGER TERM CREDIT FACILITY BEFORE THE CURRENT 2010 MATURITY OF THIS CREDIT FACILITY.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

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